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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 19, 2000


                             UWHARRIE CAPITAL CORP
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            (Exact name of Registrant as specified in its charter)



         North Carolina             33-58882                56-1814206
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(State or other jurisdiction (Commission File No.) (IRS Employer Identification
 of incorporation)                                  number)



            134 North First Street, Albemarle, North Carolina 28001
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                   (Address of principal executive offices)


Registrant's telephone number, including area code (704) 982-4415


                                Not Applicable
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                (Former address of principal executive offices)
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Item 2 Acquisition or Disposition of Assets.
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(a)  On January 19, 2000 at 5:00 P.M., Uwhwarrie Capital Corp ("Uwharrie")
acquired Anson Bancorp, Inc. ("Anson") by Agreement and Plan of Reorganization and Merger between Uwharrie and Anson whereby Anson merged into Anson Heritage, Inc. ("Anson Heritage"), the wholly-owned subsidiary of Uwharrie, which in turn merged into Uwharrie. Through the merger, Uwharrie acquired Anson Savings Bank, Inc., a state chartered savings bank located in Wadesboro, North Carolina, the sole subsidiary of Anson, which immediately following the merger changed its name to Anson Bank & Trust Co.

At the effective time of the merger between Anson and Anson Heritage, shareholders of Anson were entitled to receive $17.30 per share. The valuation of $17.30 per share was determined after arms length negotiations and consideration of the book value and market value of the Anson Stock. The sources of funds used for the acquisition of Anson were (1) cash on hand at Uwharrie of $5,643,000, (2) a dividend from Anson Bank & Trust Co. to its sole shareholder, Uwharrie, of $2,850,000 and (3) borrowings from The Bankers Bank, Atlanta, Georgia of $1,700,000.

(b) Uwharrie acquired Anson Savings Bank through the merger. Anson Savings Bank, Inc. was a state chartered savings bank located in Wadesboro, North Carolina. Since the merger, Anson Savings Bank has changed its name to Anson Bank & Trust Co. Uwharrie intends to continue the use of Anson Bank & Trust Co. as a state chartered savings bank at its current location.


Item 7. Financial Statements for Exhibits.
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Not required since Anson does not meet any of the significant subsidiary tests of Regulation S-X.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UWHARRIE CAPITAL CORP



                                     By:   /s/ Ronald B. Davis
                                           -------------------
                                           Ronald B. Davis
                                           President


Dated: January 19, 2000

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                                 EXHIBIT INDEX
                                 -------------


 Exhibit              Description
                      -----------
 Number                of Exhibit
 ------                ----------

   2         Agreement and Plan of                    Incorporated by Reference
             Reorganization and Merger between        to Form 8-K dated August
             Uwharrie and Anson dated August 3,       3, 1999.
             1999


   3(i)      Articles of Amendment to change          Included Exhibit 3
             name of Anson Savings Bank, Inc. to
             Anson Bank & Trust Co.


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